UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2006

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Amendment of 2005 Long-Term Incentive Plan
     On January 27, 2006, the Compensation Committee of the Board of Directors of WebMD Health Corp. approved the following changes to the 2005 Long-Term Incentive Plan (which we refer to as the 2005 Plan):
•	Options held by non-employee directors of WebMD will vest upon the occurrence of a “Change in Control” (as defined in the 2005 Plan). Both before and after the amendment, the Compensation Committee has authority under the 2005 Plan to determine whether acceleration of vesting of awards granted under the 2005 Plan, including awards granted to non-employee directors, would occur regardless of whether a “Change in Control” (as defined) had occurred.

•	Options granted to non-employee directors under the 2005 Plan that are outstanding on January 27, 2006 will remain exercisable for the post-termination exercise period specified in the applicable option agreement plus an extension to the later of (A) the 15th day of the third month following such post-termination exercise period or (B) December 31 of the calendar year in which such post-termination exercise period would terminate (but not beyond the termination of the original 10 year term).

•	Options granted to non-employee directors under the 2005 Plan after January 27, 2006 will remain exercisable for a post-termination exercise period of three years (but not beyond a 10 year term).
* * * * *
Letter Agreement between Emdeon Corporation and Martin J. Wygod
     Emdeon Corporation, which owns approximately 85.8% of the outstanding voting stock of the Registrant, has entered into a letter agreement, dated as of February 1, 2006, amending its employment agreement with Martin J. Wygod, who serves as Chairman of the Board of both Emdeon and the Registrant and notifying Mr. Wygod of certain equity grants Emdeon granted to Mr. Wygod. A copy of the letter agreement is being incorporated by reference from a Current Report on Form 8-K filed by Emdeon today, as Exhibit 10.1 to this Current Report. The Current Report filed by Emdeon today contains a description of the letter agreement, which is incorporated by reference in this Item 1.01 pursuant to General Instruction B.3 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed herewith:

	10.1	Letter Agreement, dated as of February 1, 2006, between Emdeon Corporation and Martin J. Wygod (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed by Emdeon Corporation on February 2, 2006)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: February 2, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement, dated as of February 1, 2006, between the Emdeon Corporation and Martin J. Wygod (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed by Emdeon Corporation on February 2, 2006)

4